Fourth Quarter & Fiscal Year 2016 Financial Results January 24, 2017 Building a Premier Regional Financial Services Organization Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, including those associated with the planned termination of our noncontributory tax-qualified defined benefit pension plan, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights Source: Company reports Continued solid financial results – Q4-16 EPS of $0.43 and 2016 EPS of $1.60 At December 31, 2016: Total Assets $13.4 billion Total Loans (LHFI & Acquired) $8.1 billion Total Deposits $10.1 billion Banking Centers 193 2016: Net Income $108.4 million EPS – Diluted $1.60 Dividends / Share $0.92 Tangible Equity / Tangible Assets 8.74% Total Risk-Based Capital Ratio 13.59% Profitable Revenue Generation Loans held for investment (LHFI) increased $352.0 million, or 4.7% from the prior quarter and $759.8 million, or 10.7%, year-over-year Revenue excluding income on acquired loans increased $19.5 million or 3.7% for the year ended 2016 Net interest income (FTE) excluding acquired loans increased $18.7 million, or 5.2%, in 2016 Mortgage banking noninterest income before hedge ineffectiveness increased $2.8 million, or 9.8%, in 2016 Acquired loan performance continues to exceed expectations, providing capital to support continued LHFI growth Process Improvement and Expense Management Core noninterest expense – which excludes ORE expense, intangible amortization, and expense related to reducing the risk profile of the assets of the defined benefit plan prior to termination, and additional pension expense related to the Early Retirement Program (ERP) – remained well controlled at $97.1 million Achieved ERP cost savings of $2.1 million in fourth quarter and $4.4 million in second half of 2016 Credit Quality Nonperforming assets declined 6.8% in fourth quarter and 16% in 2016, to represent 1.38% of total loans & ORE at December 31, 2016 Allowance for loan losses represented 267.40% of nonperforming loans, excluding specifically reviewed impaired loans

Source: Company reports Loans Held for Investment Portfolio ($ in millions) Continued robust growth in LHFI, while remaining focused on credit quality and profitability Linked-quarter loan growth by state ($ in millions): AL $40 FL $5 MS $225 TN $25 TX $57 Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy sector exposure of $475.6 million with outstanding balances of $271.5 million – representing 3.5% of total LHFI – at December 31, 2016 At December 31, 2016, nonaccrual energy loans represented 4% of outstanding energy-related loans and 15 basis points of outstanding LHFI Continued solid loan growth diversified by geography and loan type Loans HFI – End of Period ($ in millions) Loans HFI by Type Dollar Change: $352 $177 $137 $94

Nonperforming assets decreased $8.1 million, or 6.8%, from the prior quarter and $21.2 million, or 16.0%, from the prior year, reflecting a reduction in both nonaccrual loans and other real estate Allowance for loan losses represented 267.4% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 1.02% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans Other Real Estate Allowance for Loan Losses Continued resolution of problem assets and solid asset quality metrics Dollar Change: ($3) ($5) ($5) ($2) 193% ($ in millions) ALL(1) ALL / Total Loans(1) ALL / Nonperforming Loans (excl. Specifically Reviewed Impaired Loans) 207% 210% 203% 231% ($ in millions) 210% 203% 231% 257%

Performance of acquired loans Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans Acquired loan yield in the fourth quarter totaled 11.69% and included recoveries from settlement of debt of $3.8 million, which represented approximately 5.4% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the first quarter is expected to be in the 5.5% - 6.5% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $20 to $25 million during the first quarter Accretable Yield ($ in millions) Dollar Change: ($25) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($26) ($43) ($ in thousands) Dollar Change: ($3) ($4) ($5) ($2) ($24)

Strength of franchise reflected by low cost of deposits of 14 bps, and deposit base with nearly 61% of deposit balances in checking accounts Noninterest-bearing deposits represented 32% of average deposits in the fourth quarter Source: Company reports (1) Source: SNL Financial; Peer Group as defined in Trustmark’s 2016 Proxy Statement Attractive, Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.13% 0.13% 0.13% 0.13% 0.14% Peer Median (1) 0.21% 0.23% 0.23% 0.23% N/A Diversified deposit base continues to serve as an excellent, low-cost source of funds Deposit Mix – Average Balance 30% 30% 30% 32% 32% 70% 70% 70% 68% 68% Total Deposits at December 31, 2016 – $10,056 ($ in millions) Deposit Mix by Type – Q4-16 Ending Balance 30% 31% 15% 16% 8%

Income Statement Highlights – Revenue Revenue excluding income on acquired loans increased $19.5 million, or 3.7%, for the year 2016 Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports Note: n/m – percentage changes greater than + / - 100% are considered not meaningful ($ in millions) Net interest income (FTE) excluding acquired loans remained flat in the fourth quarter of 2016, and increased $18.7 million for the year ended 2016 Mortgage banking revenues totaled $5.4 million in the fourth quarter, a decline of $1.9 million from the prior quarter Mortgage loan production had a seasonal decline of 16.7% from the previous quarter and a 19.6% increase year-over year Insurance revenue for 2016 totaled $36.8 million, a $340 thousand increase from the prior year Other income, net increased $818 thousand from the prior quarter as a result of increased miscellaneous income and gain on the disposition of a closed branch Noninterest income totaled $173.9 million for 2016, relatively unchanged from the prior year

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Total does not foot due to rounding Core noninterest expense remained well controlled Core noninterest expense, which excludes ORE expense ($525 thousand), intangible amortization ($1.7 million), expense related to reducing the risk profile of the assets of the Corporation’s defined benefit plan prior to termination ($664 thousand) and additional pension expense related to the ERP ($268 thousand), totaled $97.1 million in the fourth quarter Results of the previously announced ERP produced savings of $2.1 million during the fourth quarter and $4.4 million during the second half of 2016 Salary and benefits increased by $918 thousand, or 1.6%, compared to the prior quarter due to costs related to its medical and incentive compensation plans Continued optimization of branch network to reflect changing preferences of our customers – consolidated nine branch offices, opened one branch office and one loan production office Noninterest Expense ($ in millions) Full-time Equivalent Employees (actual figures presented) (1) Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ERP charges and pension derisking charges (153)

Capital Management Source: Company reports Solid capital base continues to provide the flexibility to support strategic growth initiatives while meeting the needs of our customers and providing value to our shareholders During the fourth quarter, Trustmark did not repurchase any of its common shares. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Tangible equity to tangible assets ratio was 8.74%, while the total risk-based capital ratio was 13.59% in the fourth quarter Solid capital position reflects consistent profitability of Trustmark’s diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable revenue generation Create and expand customer relationships Loan growth Noninterest income – deposit services, wealth management, insurance and mortgage banking Business development and cross-selling Process improvement and expense management Performance Measurement Market Optimization Capital and Expense Management Leverage existing infrastructure investments Enterprise-wide analytics system Network operations center Cybersecurity and fraud detection system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management Ensure regulatory compliance Create value-added proposition, while managing businesses more effectively Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline